ASSIGNMENT SEPARATE FROM CERTIFICATE
AND IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer the following shares of Acadia National Health Systems, Inc. (the "Company") Common Stock, standing in the name of the undersigned on the books of said
Company:


350,000  to     Mark T. Thatcher
                190 Tuckerman Avenue
                Middletown, RI  02842

150,000  to     Margaret M. Heath
                357 Harris Hill Road
                Poland, ME  04274

60,000   to     Christopher O. Werner
                45 Hunter Avenue
                Newport, RI  02840

3,000    to     Albert & Jeanette Turmenne, JTWROS
                17 Parsons Road
                South Paris, ME  04281

2,500    to     Robert E. Bergmann III
                104 San Fernando Blvd.
                Savannah, GA  31419

1,250    to     Raymond and Rebecca Lavoie, JTWROS
                RR#2 box 1823-18
                Turner, ME  04282

The undersigned does hereby irrevocably constitute and appoint the Company's transfer agent as attorney to transfer the said stock on the books of the transfer agent and the Company, with full power of substitution in the premises.

DATED: August 6, 1997.


               _____________________________
               PAUL W. CHUTE

STATE OF MAINE               )
                             ) ss:
COUNTY OF ANDROSCOGGIN       )


      The signature above is hereby guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Association or Credit Union) with membership in an approved signature Medallion Program this ____ day of ______________, 1997.

                                   Signature guaranteed by: